EXHIBIT 23.2

                                                  N. BLUMENFRUCT
                                            Certified Public Accountant
                                               1040 East 22nd Street
                                               Brooklyn, N.Y. 11210
                                                  (718) 692-2743


                                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT


The Board of Directors
The Quigley Corporation


As independent public accountant, I hereby consent to the incorporation in this Registration Statement on Form SB-2 of my report dated December 12, 1996 relating to the financial statements of the Quigley Corporation. I also consent to the reference of me under the caption "Experts."



                                        /S/ NACHUM BLUMENFRUCT
                                        ----------------------
                                        Nachum Blumenfruct
                                        Certified Public Accountant

Brooklyn, New York
July 11, 1997